Exhibit 10.1

EMPLOYMENT AGREEMENT

FOR

ANDREW L. WOOD

THIS AGREEMENT is made as of August 16, 2006 (“Effective Date”) between PHOTOWORKS, INC., a Washington State Corporation, as employer (“PW”) and ANDREW L. WOOD, an individual ("Wood").

BACKGROUND

PW is a Washington State Corporation organized generally for the purpose of carrying on the business of online digital photography products and services.

PW wishes to hire Wood to serve as President and Chief Executive Officer. Wood wishes to perform those services for PW.

PW and Wood wish to enter into this Agreement to set out the terms and conditions of their understanding in writing.

NOW THEREFORE, it is agreed:

1. At-Will Employment. PW employs Wood as of the Effective Date in the capacity of President and Chief Executive Officer of PW, and Wood accepts this employment with PW as an at-will employee under the terms and conditions of this Agreement. Either party to this Agreement may terminate Wood’s employment with PW at any time, with or without cause. No change in the terms of this Section or this Agreement will be effective unless made by a written amendment to this Agreement signed by an authorized representative of the Board.

2. Duties and Responsibilities.

(a)         President and Chief Executive Officer. During the term of this Agreement, Wood will (i) devote all of his energies, interest, abilities and productive time to his employment, (ii) carry out his duties in a competent and professional manner, (iii) work with the Board and other employees and agents of PW in a competent and professional manner and (iv) perform those duties in his capacity as President and Chief Executive Officer of PW as will reasonably be determined from time to time by the Board.

(b)         Duties. Wood will have the principal responsibility for making PW successful and in determining how that success will be achieved. Wood will use his best efforts to achieve that goal. Wood will have direct responsibility and complete decision making authority for all functional areas of PW, including, without limit, sales, marketing, finance, operations, field services, engineering and customer support. He will have the sole authority to make decisions related to operations, organizational structure and employment. He will have the authority to enter into business partnerships and secure board approval as required to support the strategic and financial performance of PW.

(c)           Exclusive Services. Wood’s employment by PW will be full-time and exclusive. During the term of this Agreement Wood will not render his services to others for compensation or engage in any other business activity while employed by PW unless the Board approves that business activity in advance, which approval will not be unreasonably withheld. PW acknowledges that Wood currently serves on two other boards and has approved his continued service in his current capacity.

(d)           Key Person Life Insurance. Wood agrees PW will have the right to obtain life insurance on Wood’s life, at the sole expense of PW, and with PW as the sole beneficiary of that life insurance. Wood will (i) cooperate fully in obtaining any life insurance, (ii) sign any necessary consents, applications and other related forms or documents and (iii) at PW’s expense, take any reasonably required medical examinations.

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3. Compensation. As compensation for his services under this Agreement PW will pay to Wood the following:

(a)          Salary. PW will pay to Wood an annual salary of $250,000 beginning as of the Effective Date. PW will review Wood’s salary annually at the end of the company’s fiscal year and his salary may be adjusted based on performance measured against mutually agreeable objectives or other economic factors.

(b)          Bonus. PW will pay to Wood an annual bonus up to 50% of his base salary based on meeting mutually agreed objectives tied to revenue growth and EBITDA set in writing at the start of each fiscal year.

(c) Stock Options. Wood will be awarded 500,000 stock options as per the company’s stock option plan vesting over four years. 25% of the options will be vested immediately and all options will be exercisable within five years from the date awarded. The exercise price will be the share price on the close of business on August 16, 2006.

(d) Severance pay. On termination of Wood’s employment under this Agreement by action of the Board without cause, PW will, for a period of six months, pay Wood the equivalent of his then monthly salary. Wood may terminate this agreement for “good reason” and be entitled to severance pay as provided for in this section.

(e) Relocation reimbursement – temporary housing. PW will reimburse Wood for accommodation costs in the Seattle area for a period of six months for a furnished one bedroom apartment or studio. Air travel between Seattle and San Francisco will be reimbursed on a weekly return basis.

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Definition of Cause. For the purpose of this Section, “Cause” will mean Wood (a) willful or habitual failure or refusal to perform his material obligations and duties under this Agreement, including any lawful instruction of the Board, (b) misappropriation of funds or property of PW or any subsidiary, (c) use of alcohol or illegal drugs which materially interferes with the performance of Wood’s obligations under this agreement, (d) conviction in a court of law of, or his entering a plea of guilty or no contest to, any felony or any crime involving moral turpitude, dishonesty or theft, (e) failure to conform to PW’s employment practices and policies for unlawful harassment, unlawful discrimination and violence in the workplace, (f) gross negligence or reckless disregard in the performance of Wood’s duties, (g) disability and (h) death. This definition of Cause and related procedures will in no way affect or alter the at-will character of Wood’s employment as described in Section 1 of this Agreement.

(b) Definition of Good Reason. For purposes of this Section, and provided that Wood is not then otherwise in material breach of this Agreement, Wood will be entitled to terminate this Agreement for “Good Reason” at any time by written notice to PW not more than 30 days after the occurrence of the event constituting such Good Reason. “Good Reason” will be limited to (i) a breach by PW of a material term of this Agreement, including, without limitation, a reduction in Wood’s salary without his consent, which breach remains uncured for a period of 20 days after written notice of that breach from Wood to PW (which notice will specify the nature of the claimed breach and the manner in which Wood requires PW to cure that breach), (ii) any reduction, demotion or both in Wood’s duties, responsibilities, authority and title under this Agreement without his prior written consent, (iii) any material change in Wood’s employee benefits not imposed on other executive officers of PW.

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(c) Definition of Disability. For purposes of this Section, “Disability” will mean Wood’s absence from his duties under this Agreement on a full time basis for the first to occur of (a) 180 consecutive days or (b) any 180 work days out of a consecutive 12 month period, each as a result of the incapacity of Wood due to illness, physical or mental incapacity.

(d)         Payment of Compensation Earned at Termination. On termination for any reason, Wood will be entitled to his unpaid salary compensation under Section 3 above including but not limited to unpaid expenses and benefits under Section 5 below to the extent each has accrued through the Date of Termination, subject to any applicable deduction for payroll and withholding taxes.

(e)          No Other Rights to Payment. Except as provided in this Section, PW will have no further liability to Wood or Wood's heirs, beneficiaries or estate on any termination of employment for damages, compensation, benefits, severance, indemnities (except for acts or omissions of Wood through termination to which he would otherwise be entitled to indemnity as an officer and director of Company under Company’s Bylaws and applicable law) or other amounts of whatever nature, directly or indirectly, arising out of or otherwise related to this Agreement and Wood's employment or cessation of employment with PW.

(f)           Release as Condition to Severance Pay. The payments of any severance payments under this Section are conditioned on Wood signing a general release (“Release”) of PW.

(g)          Forfeiture. If Wood breaches any provisions of the Release or breaches any of the provisions of this Agreement or the Nondisclosure and Proprietary Rights Agreement attached to this Agreement as Exhibit A, in addition to any other remedies at law or in equity available to it, PW will have the right to cease making any further severance payments and cease

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paying any other benefits otherwise required under this Agreement, without affecting PW’s rights under this Agreement, the Release or the Nondisclosure and Proprietary Rights Agreement.

5. Expenses and Benefits.

(a)          Business Expenses. PW will pay to or reimburse Wood for all reasonable, ordinary and necessary and substantiated business or entertainment expenses incurred on behalf of PW in the performance of Wood’s services under this Agreement under the policies of PW as from time to time in effect. Wood, as a condition to obtaining any payment or reimbursement, will provide to PW any and all statements, bills or receipts evidencing the travel or out-of-pocket expenses for which Wood seeks payment or reimbursement, and any other information or materials, as PW may from time to time reasonably require.

(b)          Health Insurance Benefits. Wood and, to the extent eligible, his dependents, will be entitled to participate in and receive all benefits under any health and dental insurance arrangements provided by PW to its executive employees generally, subject, however, to the generally applicable eligibility, medical underwriting and other requirements of that insurance in effect from time to time. Alternatively, PW agrees to reimburse Wood for his own Health Insurance policy in an amount not to exceed $550 per month.

(c)          Paid Vacation. During his employment, Wood will be entitled to 15 working days of vacation per employment year. Vacation time will accumulate at the rate of one-twelfth of total annual vacation time per full month of employment. The time for taking vacations will be mutually agreed upon by Wood and PW. If Wood does not use all or any part of his vacation time during any calendar year, Wood may not accumulate unused vacation time in excess of 15 days at any time. On termination of employment, PW will pay Wood for any

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accrued but unused vacation time on the basis of Wood's then existing annual salary rate. If vacation time used by Wood through the date of termination of employment exceeds the amount accrued to that date, Wood will not be required to refund any amount to PW. Wood will also be entitled to as many holidays as are allowed under PW’s policy then in effect generally for its employees.

6. Miscellaneous

(a)          Enforceability. The failure of any party at any time to require performance by another party of any provision under this Agreement will in no way affect the right of that party later to enforce the provision, nor will it affect any other party's right to enforce the provision, or to enforce any of the other provisions in this Agreement.

(b)           Waiver. The waiver by any party of the breach of any provision of this Agreement will not be taken or held to be a waiver of any later breach of that provision or as a waiver of the provision itself.

(c)          Assignment. This Agreement is a personal contract, and Wood's rights and obligations under it may not be sold, transferred, assigned or pledged by Wood. The rights and obligations of PW under this Agreement will be binding on and run in favor of the successors and assigns of PW.

(d)           Modification. This Agreement may not be orally canceled, changed, modified or amended, and no cancellation, change, modification or amendment will be effective or binding, unless in writing and signed by Wood and an officer of PW designated in writing by action of the Board without the vote of Wood if he is then a director.

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(e)          Severability. If any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement will nevertheless be binding on the parties with the same effect as though the invalid or unenforceable part had been severed and deleted.

(f)           Survival of Rights and Obligations. The respective rights and obligations of the parties under this Agreement will survive the termination of Wood's employment to the extent necessary to preserve those rights and obligations.

(g)          Notice. Any notice, request, instruction or other document to be given under this Agreement by any party to the other party will be in writing and will be deemed effective (i) on personal delivery, if delivered by hand or (ii) three days after the date of deposit in the United States mail, postage prepaid if mailed by certified or registered mail, return receipt requested, or (iii) on the next business day, if delivered by prepaid overnight courier service, and in each case, addressed as follows:

If to Wood:

Andrew L. Wood
3637 Fillmore Street, Apt 106

San Francisco, CA 94123

If to PhotoWorks:

PhotoWorks, Inc.

71 Columbia Street

Seattle, Washington 98101

Attention: Joseph W. Waechter

Any party may change the address to which notices are to be sent by giving notice of that change of address to the other party in the manner provided in this Subsection.

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(h)          Governing Law. This Agreement will be governed by and construed under the laws of State of Washington without regard to conflicts of law rules.

(i)          No Conflict. Wood represents and warrants that he is not subject to any agreement, instrument, order, judgment or decree of any kind, or any other restrictive agreement of any character, which would prevent him from entering into this Agreement or which would be breached by Wood on his performance of his duties under this Agreement.

(j)          Entire Agreement. This Agreement represents the entire agreement between PW and Wood with respect to the subject matter of this Agreement, and all prior agreements, plans and arrangements relating to the employment of Wood by PW are superseded by this Agreement.

(k)	Arbitration.

The parties agree that any and all disputes or controversies or claims of any kind arising out of, relating to, or in connection with this Agreement will be resolved by binding arbitration, and the parties waive any right each may have to a jury or court trial. Arbitration will apply to disputes including, but not limited to:

(A)         Any claim under federal, state or local laws or regulations for unlawful retaliation or civil rights violations, wrongful termination of employment, violation of public policy or unlawful discrimination or harassment because of race, color, sex, national origin, religion, age, physical or mental disability or condition, marital status, sexual orientation or other legally protected characteristic;

(B)         Any and all claims arising out of any other federal, state or local laws or regulations relating to employment or employment discrimination;

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(C)         Any and all claims arising out of any federal, state or local law or regulation regarding related to wages, leave, benefits or any other compensation under this Agreement;

(D)         Any and all claims arising out of any federal state or local law or regulation for wrongful discharge of employment, breach of contract, both express and implied; breach of the covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

(E)         Any and all claims arising out of any federal, state or local law or regulation regarding or related to the interpretation, scope, effect, enforcement, termination, extension, breach, legality, remedies and other aspects of this Agreement or the conduct and communications of the parties regarding this Agreement and the subject matter of this Agreement and the jurisdiction of the arbitrator to hear the dispute, and;

(F)          Any other claim of any nature alleging a violation of law in connection with this Agreement and Wood's employment or termination of employment by PW arising prior to, during or after that employment that might otherwise be subject to litigation.

Any arbitration will be conducted in accordance with the rules of JAMS in Seattle, Washington. Notwithstanding these rules, any arbitration will provide for neutral arbitrators, allow for reasonable discovery by both parties and allow for all relief that would otherwise be available in a court proceeding. All awards by the arbitrator will be in a writing that explains the essential findings and conclusions, on which the award is based, will be binding and non-appealable, and

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judgment on the award of the arbitrator may be entered in any court having jurisdiction. The arbitrator may grant injunctions or other relief in any dispute or controversy. No arbitrator will have the right or power to add to, subtract from or otherwise vary any of the terms of this Agreement or the written employment policies of PW. All types of remedies/relief that would otherwise be available in court will be available to the parties, as awarded by the arbitrator. The costs and expenses of the arbitration filing and administrative fees and arbitrators’ fees and expenses in any arbitration will be paid by PW; each party will pay its, his or her own legal fees and expenses, except as otherwise required by law.

(l)          Headings. The headings contained in this Agreement are for reference purposes only, and will not affect the meaning or interpretation of this Agreement.

(m)       References. Following the date of this Agreement and regardless of any dispute that may arise in the future, Wood will not disparage PW or any of its officers, directors or shareholders, and PW, its officers, directors and shareholders will not disparage Wood

.                             IN WITNESS OF THIS AGREEMENT, the parties have executed this Agreement as of the day and year first above written.

PhotoWorks, Inc.

______________________________
Joseph W. Waechter - Chairman

_______________________________
Andrew L. Wood

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